                                                                   Exhibit 10.35

                            STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT is made as of April 12, 2000, by and between Lycos, Inc., a Delaware corporation (the "Buyer") and Autoweb.com, Inc., a
                                          -----
Delaware corporation (the "Company").
                           -------

     WHEREAS, pursuant to the terms and conditions set forth herein, the Buyer desires to purchase, and the Company desires to sell, shares of the Company's Common Stock, $.001 par value per share (the "Common Stock") for an aggregate
                                              ------------
purchase price of $21,846,109.95.

     NOW, THEREFORE, in consideration of the respective undertakings, covenants and agreements of the parties set forth herein, the parties hereby agree as follows:

     1.   Purchase and Sale. At the Closing (as defined below) the Company shall
          -----------------
sell to the Buyer, and the Buyer shall purchase from the Company, 3,035,025 shares of Common Stock (the "Shares") at a price of $ 7.198 per share; such
                             ------
price is equal to the average closing price of Buyer Common Stock for the 30
consecutive trading days ending on March 24, 2000.   The Shares represent 10% of
the fully-diluted capital stock of the Company as of March 26, 2000, not taking into effect the issuance of the Shares.

     2.   Closing. The closing of the purchase and sale of the Common Stock (the
          -------
"Closing") shall take place at 10 a.m. on the date hereof at the offices of
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Lycos, Inc., 400-2 Totten Pond Road, Waltham, MA 02451 or at such other time or place as the parties hereto may mutually agree. At the Closing, the Company shall deliver to the Buyer a stock certificate evidencing the Common Stock to be purchased by the Buyer, registered in the Buyer's name, upon payment of the purchase price thereof by wire transfer of immediately available funds to an account designated by the Company.

     3.   Conditions to Closing. The obligations of Buyer to purchase and pay
          ---------------------
for the Shares at Closing, and of the Company to register and deliver the stock certificates, is subject to receipt at the Closing of the following documents:

          (a)  Opinion. Buyer shall have received, in form and substance
               -------
reasonably satisfactory to Buyer, an opinion of counsel as is set forth on Exhibit A hereto.
---------

          (b)  Board Approval. The Company's Board of Directors has consented to
               --------------
the transaction contemplated herein; such resolution is set forth as Exhibit B
                                                                     ---------
hereto.

          (c)  Certain Stockholder Approval. The terms of Section 7A herein
               ----------------------------
shall have been consented to by the holders of at least a majority in interest of the Registrable Securities (as such term is defined in the Amended and Restated Rights Agreement dated as of October 16, 1998 by and among the Investors, the Founders, the Shareholders (as such terms are defined therein) and the Company); such consent is set forth as Exhibit C hereto.
                                               ---------
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                                      -2-



          (d)  E-commerce Agreement. The E-commerce Agreement between the
               --------------------
Company and the Buyer, dated as of March 26, 2000 (the "E-Commerce Agreement") shall be in full force and effect.

     4.   Representations and Warranties of the Company. The Company represents
          ---------------------------------------------
and warrants to the Buyer as follows as of the date hereof:

          4.1  Ownership of Shares.  The Shares are duly authorized, fully paid
               -------------------
and nonassessable, and are free and clear of all liens, encumbrances, restrictions on transfer or issuance, preemptive rights, charges and claims of every kind.

          4.2  Organization, Good Standing and Authority of the Company.  The
               --------------------------------------------------------
Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite power and authority to own all of its properties and assets and to carry on its businesses as they are now being conducted. The Company is duly qualified to do business and is in good standing in each jurisdiction in which it owns or leases property or engages in any activity which would require it to qualify to do business as a foreign corporation and in which the failure to qualify could have a material adverse effect upon the business or operations of the Company.

          4.3  Authorization.  The Company has full corporate power and
               -------------
authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of the Company and no other corporate proceedings or actions on the part of the Company (including any consents or waivers required for the issuance of the Shares) are necessary to authorize this Agreement and the transactions contemplated hereby. This Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to or affecting the rights of creditors generally and subject to the fact that equitable remedies are discretionary and may not be granted by a court of competent jurisdiction. The copies of the Company's charter documents and bylaws which have been filed with the SEC from time to time reflect all amendments made thereto at anytime prior to the date of this Agreement and are correct and complete.

          4.4  No Default.  The execution, delivery and performance of this
               ----------
Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not constitute a default under any of the terms, conditions or provisions of the Certificate of Incorporation or By-Laws of the Company, or any material contract, agreement or arrangement to which the Company is a party or by which it is bound.

          4.5  Capital Stock of Company.  The authorized, issued and outstanding
               ------------------------
capital stock of the Company on March 26, 2000 is as set forth on Attachment 1
                                                                  ------------
hereto; the Shares represent, as of the date thereof, 10% of the fully-diluted capital stock of the Company, not taking into effect the issuance of the Shares. Except as set forth on Attachment 1, there are no outstanding options,
                       ------------
convertible securities, warrants, agreements, restrictions, preemptive rights or rights of first refusal, contracts, or commitments of any character which entitle any person to acquire or otherwise relate to the issuance of any shares of capital stock of the Company or
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                                      -3-

which restrict or otherwise relate to or provide for the transfer of any outstanding shares of capital stock of the Company.

          4.6  Compliance with Laws.  The Company holds all material licenses,
               --------------------
approvals, certificates, permits, authorizations, copyrights, trademarks, patents, service marks, trade names, or applications or registrations thereto, necessary for the lawful conduct of its business and is in material compliance with all applicable federal, state and local laws, rules, regulations and ordinances.

          4.7  Litigation.  There is no action, suit, proceeding at law or in
               ----------
equity, arbitration or administrative or other proceeding by or before (or to the best knowledge, information and belief of the Company any investigation by) any governmental or other instrumentality or agency, pending, or, to the best knowledge, information and belief of the Company, threatened against or affecting the Company, or any of its properties or rights which could materially and adversely affect the right or ability of the Company to carry on its business as now conducted, or which could materially and adversely affect the condition, whether financial or otherwise, or properties of the Company; and the Company does not know of any valid basis for any such action, proceeding or investigation. The Company is not subject to any judgment, order or decree entered in any lawsuit or proceeding which may have a material adverse effect on any of its operations, or on its ability to acquire any property or conduct business in any area, and the Company has not received any opinion or memorandum or legal advice from legal counsel to the effect that it is exposed, from a legal standpoint, to any liability or disadvantage which may be material to its business.

          4.8  Tax Matters. The Company has filed all tax returns which it is
               -----------
required to file under applicable laws and regulations; all such tax returns are complete and correct in all material respects and have been prepared in compliance with all applicable laws and regulations in all material respects; the Company has paid all taxes due and owing by it (whether or not such taxes are required to be shown on a tax return) and has withheld and paid over to the appropriate taxing authority all taxes which it is required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third party.

          4.9  Contracts and Commitments. All of the contracts, agreements and
               -------------------------
instruments to which the Company is a party to or bound are valid, binding and enforceable in accordance with their respective terms. The Company has performed all obligations required to be performed by it and is not in default under or in breach of nor in receipt of any claim of default or breach under any contract, agreement or instrument to which the Company is subject; no event has occurred which with the passage of time or the giving of notice or both would result in a default, breach, or event of noncompliance by the Company under any contract, agreement or instrument to which the Company is subject; the Company does not have any present expectation or intention of not fully performing all such obligations; the Company has no knowledge of any breach or anticipated breach by the other parties to any contract, agreement, instrument or commitment to which it is a party.

          4.10 Brokerage. There are no claims for brokerage commissions,
               ---------
finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Company. The Company shall pay,
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                                      -4-

and hold the Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out of pocket expenses) arising in connection with any such claim.

          4.11 Governmental Consent. No permit, consent, approval or
               --------------------
authorization of, or declaration to or filing with, any governmental authority is required in connection with the execution, delivery and performance by the Company of this Agreement.

          4.12 Compliance with Laws. The Company has not violated in any
               --------------------
material manner any law or any governmental regulation or requirement, and the Company has not received notice of any such violation. The Company is not subject to, and has no reason to believe it may become subject to, any liability (contingent or otherwise) or corrective or remedial obligation arising under any federal, state, local or foreign law, rule or regulation (including the common law) relating to or regulating health, safety, pollution or the protection of the environment.

          4.13 Disclosure. There is no fact (including any disclosed herein)
               ----------
which the Company has not disclosed to the Buyer in writing and of which any of its officers, directors or executive employees is aware and which has had or would reasonably be expected to have a material adverse effect upon the existing or expected financial condition, operating results, assets, customer or supplier relations, employee relations or business prospects of the Company.

     5.   Representations and Warranties of the Buyer.  The Buyer represents and
          -------------------------------------------
warrants to the Company as follows:

          5.1  Organization, Good Standing and Authority of the Buyer.  The
               ------------------------------------------------------
Buyer is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and has the requisite power and authority to own all of its properties and assets and to carry on its businesses as they are now being conducted.

          5.2  Authorization.  The Buyer has full corporate power and authority
               -------------
to enter into this Agreement and to carry out its obligations hereunder. This Agreement constitutes the valid and binding obligation of the Buyer, enforceable in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to or affecting the rights of creditors generally and subject to the fact that equitable remedies are discretionary and may not be granted by a court of competent jurisdiction.

          5.3  No Default.  The execution, delivery and performance of this
               ----------
Agreement by the Buyer and the consummation by the Buyer of the transactions contemplated hereby do not and will not constitute a default under any of the terms, conditions or provisions of the Certificate of Incorporation or By-Laws of the Buyer, or any material contract, agreement or arrangement to which the Buyer is a party or by which it is bound.

          5.4  Investment.  The Buyer is acquiring the Shares for its own
               ----------
account, for investment purposes only, and not with a view to the sale, assignment, transfer or other distribution thereof. The Buyer recognizes that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and the Buyer agrees that it will not
      --------------
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                                      -5-

sell, assign, transfer, or otherwise distribute the Shares in violation of the Securities Act. The Buyer is "accredited" as such term is defined under the Securities Act.

          5.5  Investigation.  The Buyer is knowledgeable and experienced in the
               -------------
making of investments, is aware that the Company is a newly-formed company and is able to bear the economic risk of loss of its investment in the Company. The foregoing representation shall not be construed in any way so as to limit, define or in any way affect the Company's liability arising from the warranties and representations of the Company in this or any other agreement with the Buyer or any affiliate of the Buyer.

          5.6  Reliance.  The Buyer has been advised that the Shares have not
               --------
been and are not being registered under the Securities Act or under the "blue sky" laws of any jurisdiction and that the Company in issuing the Shares is relying upon, among other things, the representations and warranties of the Buyer contained in this Section 5 in concluding that such issuance is a "private offering" and does not require compliance with the registration provisions of the Securities Act.

          5.7  Brokerage. There are no claims for brokerage commissions,
               ---------
finders' fees or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement binding upon the Buyer. The Buyer shall pay, and hold the Company harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys' fees and out of pocket expenses) arising in connection with any such claim.

     6.  Legends.  The Buyer understands and agrees that each certificate
         -------
representing the Shares delivered to the Buyer hereunder shall bear legends substantially as follows:

"The shares represented hereby have not been registered under the Securities Act of 1933, as amended, and may not be sold or transferred unless the registration provisions of said Act have been complied with or unless in the opinion of counsel satisfactory to the Company both as to opinion and counsel compliance with such provisions is not required."

     7.  Affirmative Covenants of the Company.
         ------------------------------------

         A(a)   The Company covenants that, on or before the date which is nine months from the date hereof Company shall file with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-3 (a "Form S-3") (or any successor form to Form S-3) for a public resale offering of the Shares and shall use reasonable best efforts to cause such registration statement to become effective on the date which is no more than one year from the date hereof (the "Effective Date"), and to remain effective for the period ending on the first to occur of (x) the date the resale of all shares registered thereunder is complete or (y) the three year anniversary of the Effective Date if the Shares then held by Buyer represent more than five percent of the outstanding Common Stock of the Company or (z) the two year anniversary of the Effective Date if the Shares then held by Buyer represent more five percent or less of the outstanding Common Stock of the Company. If for any reason Company is not eligible to file such registration statement on Form S-3 (or any successor form to Form S-3), Company shall effect such registration using such form as Company is then eligible to use.
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                                      -6-

       (b) In the case of any registration pursuant to this Section 7A, Company shall keep Lycos advised of the initiation and completion of such registration. At its expense, Company will promptly:

           (i) Prepare and file with the SEC the registration statement described in Section 7A(a) above and thereafter use commercially reasonable efforts to cause such registration statement to become effective;

           (ii) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectuses used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

           (iii) Furnish to Lycos such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as Lycos may reasonably request in order to facilitate the disposition of the securities covered by such registration statement;

           (iv) Use commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by Lycos, provided that Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

           (v) Notify Lycos at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

           (vi) Cause all such Shares to be listed on each securities exchange or market system on which similar securities issued by the Company are then listed; and

           (vii) Provide a transfer agent and registrar for all such Shares not later than the effective dates of such registration statements.

       (c) Lycos shall provide Company with all necessary and reasonable assistance in the preparation and filing of the registration statement required to be prepared and filed by Company and all other obligations of Company under this Section 7A. Company's obligations under this Section 7A is conditioned in all respects on the provision of all necessary and reasonable assistance to Company by Lycos.

       (d) Company shall pay the expenses incurred by it in complying with its obligations under this Section 7A, including all registration and filing fees, exchange listing fees, fees and expenses of counsel for Company, and fees and expenses of accountants for Company (but excluding all legal expenses, commissions and discounts of Lycos).

       (e) Company shall have the right, upon the advice of the Board of Directors of Company (the "Board"), upon giving written notice to Lycos of the exercise of such right, to require Lycos not to sell any shares pursuant to the registration statement filed pursuant to Section 7A(a) for a reasonable period (as determined in good faith by the Board) from the date on which such notice is given (a "black-out period"), if (i)(A) Company is engaged in or proposes to engage within ten days in discussions or negotiations with respect to, or has proposed or taken a substantial step to commence, or there otherwise is pending, any merger, acquisition, other form of business combination, divestiture, tender offer, financing or other transaction, or there is an event or state of facts relating to Company, in each case which is material to Company (as reasonably determined by the Board) (any such negotiation, step, event or state of facts being herein called "Material Activity"), (B) in the reasonable judgment of the Board, after consultation with and acting upon the advice of outside counsel, disclosure of such Material Activity would be necessary or advisable under applicable securities laws and (C) such disclosure would, in the reasonable judgment of the Board, be adverse to the interests of Company, or (ii) the Board, in its reasonable judgment, deems it necessary to file a post-effective amendment to such registration statement or to prepare a supplement to, or otherwise amend, the form of prospectus contained therein. During any such black-out period, Lycos agrees not to sell any Shares under such registration statement for such period of time as the Board, acting on the advice of outside counsel, may in good faith deem advisable; provided, however, that no single black-out period will be longer than forty-five (45) calendar days and, in the aggregate, all black-out periods in any twelve (12) month period shall not include more than one hundred twenty (120) calendar days. The period of effectiveness of any registration statement in effect at the time of a black-out period and the termination period under Section 7A(a) shall be extended for a period equal to the black-out period.

       (f) The Company will indemnify and hold harmless Lycos, its officers, directors, partners, members, shareholders, employees, affiliates and agents (collectively, "Agents") each person who participates as an underwriter and their respective Agent and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act and their respective Agents, against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof, and expenses (as incurred or suffered and including, but not limited to, any and all expenses incurred in investigating, preparing or defending any litigation or proceeding, whether commenced or threatened, and the reasonable fees, disbursements and other charges of legal counsel) in respect thereof (collectively, "Claims"), insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement or any prospectus or any preliminary prospectus forming a part of such registration statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that
                                                         --------  -------
the Company will not be liable in any such case if and to the extent that any such Claim arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Lycos, any such underwriter or any such controlling person in writing specifically for use in such registration statement or prospectus, and, provided, further, that the Company shall not be liable to any person to
     --------  -------
the extent that any such Claim arises out of a seller's or underwriter's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Shares to such person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any person who may be entitled to indemnification pursuant to this Section and shall survive the transfer of Shares by Lycos or underwriter.

       (g) Lycos will indemnify and hold harmless the Company, its Agents, each person who participates as an underwriter and their respective Agents and each other person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act and their respective Agents, against any and all Claims, insofar as such Claims arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement or any prospectus or any preliminary prospectus forming a part of such registration statement or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by Lycos expressly for use therein; provided, however,
                                                             --------  -------
that the liability of Lycos hereunder shall be limited to the net proceeds received by Lycos upon the sale of Shares pursuant to the registration statement giving rise to such Claims. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of Shares by Lycos or underwriter.

       (h) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 7A and shall only relieve it from any liability which it may have to such indemnified party under this
Section 7A if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof (which notice shall be given within 20 days from receipt of the notice provided to the indemnifying party by the indemnified party), the indemnifying party shall not be liable to such indemnified party under this
Section 7A for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that,
                                                       --------  -------
if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indem-nified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party shall be liable for any settlement or any such claim or action effected without its written consent, which consent shall not be unreasonably withheld.

       (i) In any case in which indemnification provided for in sections (f) or
(g) is unavailable to an indemnified party hereunder in respect of any Claim, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Claim (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying person on the one hand and the indemnified person, on the other from the distribution of Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying person on the one hand and of the indemnified person on the other in connection with the statements or omissions (or alleged statements or omissions) which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations; provided that the foregoing contribution
                                   --------
agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained in Section (f), and in no event shall the obligation of any indemnifying party to contribute under this Section (i) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections (f) or (g) had been available under the circumstances.

       The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section (i) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by a party as a result of any Claim referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in Section (h), any legal or other fees, costs or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

       (j) Notwithstanding this Section 7A, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with any underwritten offering contemplated by this Agreement are in conflict with the provisions of this Section 7A, the provisions of such underwriting agreement shall be controlling.

       (k) The indemnification and contribution required by this Section 7A shall be made by periodic payments of the amount thereof during the course of any investigation or defense, as and when bills are received or any expense, loss, damage or liability is incurred.

          B The Company covenants to make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act; to use its commercially reasonable best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and to furnish to Lycos (and permitted assignees) forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of such Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as Lycos may reasonably request in availing itself of any rule or regulation of the SEC allowing Lycos to sell any Common Stock without registration.

       8.  Affirmative Covenants of Buyer. Buyer covenants that it will, in
           ------------------------------
selling Shares pursuant to the registration statement described in 7A(a),
(i)comply with all trading windows as they are then applicable to Company employees (provided such restrictions are provided to Buyer in writing at least twenty days prior to any such restricted period), (ii) not sell, in any quarter, more than _____ [15%] Shares, (iii) not sell, on any day, more than ______[2%] Shares, and (iv) not sell any Shares until the date which is one year from the date hereof; provided, however, the foregoing restrictions (ii) and (iii) shall no longer be applicable if the Company (x) becomes 60 days in arrears on amounts owing to Buyer under Section 7 of the E-Commerce Agreement, (y) if the E-Commerce Agreement is otherwise no longer in force and effect, or (z) at any time when the Form S-3 is not effective pursuant to 7A(a).

       9.  Remedies. Any person having rights under any provision of this
           --------
Agreement shall be entitled to enforce such rights specifically, to recover damages caused by reason of any breach of any provision of this Agreement, and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

      10.  Successors and Assigns. All covenants and agreements in this
           ----------------------
Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not, except that neither party hereto shall have the right to assign any of its rights hereunder or any interest herein without obtaining the written consent of the other to such assignment; provided, however, that a party shall be able to assign its rights hereunder without necessity of consent of the other party in connection with any (i) reorganization, consolidation or merger (or similar transaction or series of transactions) of the party with or into any other corporation or corporations in which the holders of such assigning party's outstanding stock immediately before such transaction or series of related transactions do not, immediately after such transaction or series of related transactions, retain stock representing a majority of the voting power of the surviving corporation (or its parent corporation if the surviving corporation is wholly owned by the parent corporation) of such transaction or series of related transactions; or (ii) a sale of all or substantially all of the assets of such assigning party.

     11.   Survival of Representations and Warranties. All representations and
           ------------------------------------------
warranties contained herein or made in writing by any party in connection herewith shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby for a period of nine months, regardless of any investigation made by the party or on its behalf.

     12.   Severability. Whenever possible, each provision of this Agreement
           ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but the Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     13.   Entire Agreement. Except as otherwise expressly set forth herein,
           ----------------
this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

     14.   Notices. All notices, requests, consents and other communications
           -------
hereunder shall be in writing and shall be delivered in person, mailed by certified or registered mail, return receipt requested, or by overnight courier, addressed as follows:

                 if to the Company, to

           Autoweb.com, Inc.
           Attention: General Counsel
           3270 Jay Street
           Santa Clara, CA 95054
           Phone: 408-855-3377

                 if to Lycos, to

           LYCOS, INC.
           Attention: General Counsel
           400-2 Totten Pond Road
           Waltham, MA 02451
           Phone: 781-370-2700

     15.   Counterparts. This Agreement may be executed in separate
           ------------
counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     16.   Amendment and Waiver.  Except as otherwise provided herein, no
           --------------------
modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Buyer unless such modification, amendment or waiver is approved in writing by the

Company and the Buyer. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     17.   Governing Law.  This Agreement and the respective rights and
           -------------
obligations of the parties hereto shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to principles of conflicts of laws.

     18.   Descriptive Headings. The descriptive headings in this Agreement are
           --------------------
inserted for convenience only and do not constitute a part of this Agreement.

     19.   Further Assurances. Each party hereto shall do and perform or cause
           ------------------
to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                 [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the Company and the Buyer have executed this Stock Purchase Agreement as of the date first set forth above.

                                      AUTOWEB.COM, INC.


                                      By: _________________________________
                                          Name:
                                          Title:

                                      LYCOS, INC.


                                      By: ________________________________
                                          Name:
                                          Title:

                                ATTACHMENT 1
                               CAPITALIZATION

Fully-diluted capital stock (common stock and outstanding options) to be used in calculation of Shares to be purchased by Buyer: 30,350,250